EXHIBIT 32

Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Aoxing Pharmaceutical Company, Inc. (the “Company”) certify that:

1.           The Quarterly Report on Form 10-Q of the Company for the period  ended March 31,2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2012	/s/ Zhenjiang Yue
Zhenjiang Yue, Chief Executive Officer

May 15, 2012	/s/ Bob Ai
Bob Ai, Chief Financial Officer